Exhibit 10.40

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO. 3 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No. 3 to the Design and Development Agreement (Step2) (“Amendment No.3”) is entered into as of the date of last signature below by and between HAPS Mobile Inc. (“HAPSMobile”) and AeroVironment, Inc. (“AV”) to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by the Amendment No. 1 as of March 30, 2018 and the Amendment No. 2 as of June 25, 2018 between HAPSMobile and AV) (the “DDA”).

Background

The Parties wished to raise certain technical specification changes to Attachment A to the DDA (the “Change”) following the Change Control procedures set forth in Article 2.4 of,  Attachment G to,  and Article 3.4 of the DDA and agreed to classify the Change as Class I Change. The Parties agreed and acknowledged that the Change will have no cost/schedule impact. Therefore, to formalize and reflect the Changes, the Parties hereby agree with the amendments to the DDA as follows:

Amendment

1.     Section 1.1 “Aircraft Deliverables” (subsection of Section 1. ”Hardware Deliverables”) of Attachment A (DELIVERABLES) to the DDA is hereby deleted in its entirety and replaced with the following clause:

1.1 Aircraft Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Hawk30 Prototype [***]	[***]	[***]	[***]	[***]
Hawk30 Prototype [***]	[***]	[***]	[***]	[***]

The current [***] implementation plan is as follows:

Hawk30 Prototype [***] will have [***] of [***] module manufactured by [***] with removal of [***].  [***] will have the appropriate [***] installed for a [***] so that [***] module manufactured by [***].

Hawk30 Prototype [***] will have [***] of [***]module manufactured by [***] with removal of [***].  [***] will then have the [***] modules ([***]) installed [***]. The remaining [***] modules [***].

[***]

*1. [***].

2.     Table entry line number 5 (without counting the header line) of Section 2. ”Document Deliverables” of Attachment A (DELIVERABLES) to the DDA is hereby amended as follows:

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Integrated Test Reports	Acceptance test reports for aircraft & Ground Control Station.	2.3.2.2	[***]	[***]

3.     All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA. Hereby the Parties expressly confirm that no change applies to the Project Milestone set forth in ATTACHMENT I despite of the Changes. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment No.3 may only be modified or amended by a written document executed by the parties hereto.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment No.3 on the date(s) below.

SIGNED for and on behalf of	SIGNED for and on behalf of
HAPSMobile Inc.	AeroVironment, Inc.

By: ../s/ Yoshihito Shimazaki...............................	By: ../s/ Jon B Self...............................………..
Name: Yoshihito Shimazaki	Name: Jon B Self
Title: Board of Director, Senior Vice President	Title:VP HAPS Programs
Date: 2018/08/28	Date: 2018/09/05

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.